Exhibit 99.1

INVESTOR PRESENTATION
M A R C H 2 0 1 9

1

# DISCLAIMER

**Cautionary Note Regarding Forward-Looking Statements**

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements convey management's expectations as to the future of HGV, and are based on management's beliefs, expectations, assumptions and such plans, estimates, projections and other information available to management at the time HGV makes such statements. Forward-looking statements include all statements that are not historical facts and may be identified by terminology such as the words "outlook," "believe," "expect," "potential," "goal," "continues," "may," "will," "should," "could," "seeks," "approximately," "projects," predicts," "intends," "plans," "estimates," "anticipates" "future," "guidance," "target," or the negative version of these words or other comparable words. The forward-looking statements contained in this presentation include statements related to HGV's revenues, earnings, taxes, cash flow and related financial and operating measures, and expectations with respect to future operating, financial and business performance, and other anticipated future events and expectations that are not historical facts.

HGV cautions you that its forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of HGV to be materially different from the future results, business performance or achievements expressed or implied by its forward-looking statements. HGV's forward-looking statements are not guarantees of future performance, and you should not place undue reliance on such statements in this presentation. Factors that could cause HGV's actual results to differ materially from those contemplated by its forward-looking statements include risks associated with: the inherent business, financial and operating risks of the timeshare industry, including limited underwriting standards due to the real-time nature of industry sales practices, and the intense competition associated with the industry; HGV's ability successfully market and sell VOIs; HGV's development and other activities to source inventory for VOI sales; significant increases in defaults on HGV's vacation ownership mortgage receivables; the ability of managed homeowner associations to collect sufficient maintenance fees; general volatility in the economy and/or the financial and credit markets; adverse economic or market conditions and trends in the tourism and hospitality industry, which may impact the purchasing and vacationing decisions of consumers; actions of HGV or the occurrence of other events that could cause a breach under or termination of the HGV's license agreement with Hilton that could affect or terminate our access to the Hilton brands and programs, or actions of Hilton that affect the reputation of the licensed marks or Hilton's programs; economic and operational uncertainties related to HGV's expanding global operations, including our ability to manage the outcome and timing of such operations and compliance with anti-corruption, data privacy and other applicable laws and regulations affecting our international operations; the effects of foreign currency exchange; changes in tax rates and exposure to additional tax liabilities; the impact of future changes in legislation, regulations or accounting pronouncements; HGV's acquisitions, joint ventures, and strategic alliances that that may not result in expected benefits, including the termination of material fee-for-service agreements; our dependence on third-party development activities to secure just-in-time inventory; HGV's use of social media platforms; cyber-attacks, security vulnerabilities, and information technology system failures resulting in disclosure of personal data, company data loss, system outages or disruptions of online services, which could lead to reduced revenue, increased costs, liability claims, harm to user engagement, and harm to HGV's reputation or competitive position; the impact of claims against HGV that may result in adverse outcomes, including regulatory proceedings or litigation; HGV's credit facilities, indenture and other debt agreements and instruments, including variable interest rates, operating and financial restrictions, our ability to make scheduled payments, and our ability to refinance our debt on acceptable terms; the continued service and availability of key executives and employees; and catastrophic events or geo-political conditions including war, terrorist activity, political strife or natural disasters that may disrupt HGV's operations in key vacation destinations. Any one or more of the foregoing factors could adversely impact HGV's operations, revenue, operating margins, financial condition and/or credit rating.

For additional information regarding factors that could cause HGV's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation, please see the risk factors discussed in "Part I—Item 1A. Risk Factors" of HGV's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and those described from time to time other periodic reports that we file with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business. Except for HGV's ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, changes in management's expectations, or otherwise.

**Non-GAAP Financial Measures**

This presentation includes discussion of terms that are not recognized terms under U.S. Generally Accepted Accounting Principles ("GAAP"), and financial measures that are not calculated in accordance with GAAP, including contract sales, sales revenue, real estate margin, tour flow, volume per guest ("VPG"), earnings before interest expense (excluding interest expense relating to our non-recourse debt), income tax expense, depreciation and amortization ("EBITDA"), Adjusted EBITDA, Adjusted EBITDA Margin, Net Debt and Net Debt / Adj. EBITDA, Free Cash Flow and Return on Invested Capital ("ROIC"). These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP.

We derived the non-GAAP financial measures from the following sources:

- Audited consolidated statements of operations for the years ended December 31, 2018, 2017, 2016, 2015, 2014 and 2013 and from our audited consolidated balance sheets as of December 31, 2018, 2017, 2016, and 2015 – Prior to our spin-off from our former parent, Hilton Worldwide ("Hilton"), on January 3, 2017, our consolidated financial statements were derived from the financial results of our former parent and included certain indirect general and administrative costs allocated to us for certain functions and support services primarily on the basis of financial and operating metrics that Hilton has historically used to allocate resources and evaluate performance against its strategic objectives. Both we and Hilton, as our former parent, consider the basis on which expenses have been allocated for periods prior to our spin-off to be a reasonable reflection of the utilization of services provided to or the benefit received by us during the periods presented;
- Unaudited consolidated statement of operations for the years ended December 31, 2012 and 2011 and from our unaudited consolidated balance sheet as of December 31,2014, 2013, 2012 and 2011 – These financial statements also contained allocations from Hilton, as our former parent, and were reviewed by our independent registered public accounting firm in connection with the spin-off transaction; and
- All financial statements for all periods prior to the year ended December 31, 2011 were derived from Hilton's financial statements, do not reflect allocations from Hilton and were unaudited.

We believe such non-GAAP financial measures provide useful information to our investors about us and our financial condition and results of operations since many of these measures are used by our management to evaluate our operating performance and by securities analyst and investors as a common financial measure for comparison purposes in our industry. See "*Management's Discussion and Analysis of Financial Condition and Results of Operations—Key Business and Financial Metrics and Terms Used by Management*" and "*—Results of Operations*" sections of our SEC filings, including, but not limited to our most recent Annual report on Form 10-K and quarterly reports on Form 10-Q, for a more detailed discussion of the meanings of these terms and our reasons for providing non-GAAP financial measures. Full reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures for the historical periods and for 2018 and 2019 full year estimates discussed in this presentation appear in the appendix of this presentation. For years 2020 and beyond, refer to "Forward Looking Non-GAAP Financial Measures" below.

**Forward-Looking Non-GAAP Financial Measures**

In addition to certain non-GAAP financial measures for historical periods noted above, this presentation contains certain forward-looking non-GAAP financial measures. We provide these forward-looking non-GAAP financial measures to investors on a prospective basis for the same reasons that we provide them to investors on a historical basis. For years 2020 and beyond, we are unable to provide a reconciliation of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures without unreasonable effort due to variability and difficulty in making accurate projections for items that would be required to be included in the GAAP financial measures, such as: income tax expense (benefit); interest expense; asset dispositions; foreign currency transactions; debt restructurings/retirements; non-cash impairment losses; reorganization costs, including severance and relocation costs; share-based and certain other compensation expenses; and other items. We believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

**Disclaimer**

This presentation and the information contained herein are solely for information purposes only. This presentation does not constitute a recommendation regarding securities of Hilton Grand Vacations Inc. This presentation or any related oral presentation does not constitute any offer to sell or issue, or the solicitation of an offer to subscribe for, buy or otherwise acquire any securities of Hilton Grand Vacations Inc. This presentation is not directed to, or intended for distribution to or use by, any person or entity that is a citizen or resident located in any jurisdiction where such distribution, publication, availability or use would be contrary to law or regulation or which would require registration or qualification under the applicable laws of such jurisdiction.

We undertake no obligation to publicly update or review any forward-looking statement or information to conform to actual results, whether as a result of new information, future developments, changes in the Company's expectations, or otherwise, except as required by law.

All information in this presentation is as of December 31, 2018.

© 2019 Hilton Grand Vacations Inc. Proprietary

WHO WE ARE
1 2 3 4
We have a winning Resilient and We manage for Our dynamic net owner growth proven business strong returns capital allocation driven demand model throughout through our unique strategy to strategy in a great economic cycles capital efficient maximize returns is industry that isn’t tied to inventory strategy supported by broader lodging strong financial fundamentals performance
© 2019 Hilton Grand Vacations Inc. Proprietary

NET OWNER GROWTH (NOG) DRIVEN STRATEGY
H I L T O N W A I K O L O A V I L L A G E © 2019 Hilton Grand Vacations Inc. Proprietary

4
NOG IS A SIMPLE YET POWERFUL DRIVER OF OUR STRATEGY TO CREATE LONG-TERM SHAREHOLDER VALUE
ADD RETAIN Net new existing Owner owners owners GROWTH
Create Deliver exceptional NOG is the y-o-y % demand vacation experiences change in members
Each new owner is a NOG increases the total We realize substantial We replenish and expand source of highly embedded value in the value in near-term due to embedded value by predictable recurring business year after year faster upgrade cycles constantly adding new
EBITDA owners
© 2019 Hilton Grand Vacations Inc. Proprietary

5

# OUR NOG STRATEGY EMBEDS SUBSTANTIAL VALUE IN OUR OWNER BASE FROM THREE HIGHLY PREDICTABLE AND/OR CONTRACTUAL SOURCES



+$1.1B
+$1.5B
+$1.0B

**Total: $3.6B**

EOY 2018

Note: Ten year cumulative margin, not discounted

### FINANCING – 69% MARGIN[1]

- Profits from existing loans and future owner upgrades
- 66% of buyers finance their purchases
- Typically 10-year fixed-rate secured loans with average coupon rates of approximately 12%

### CLUB AND RESORT MANAGEMENT – 73% MARGIN[1]

- Profits from current owners
- 2018 average Club and Resort Management revenue per member was $556

### REAL ESTATE – 34% MARGIN[1]

- Profits from current owners' future upgrades
- For each $1 of initial purchase, on average owners will purchase another $1.15 in additional upgrades over 20 years

***THE EMBEDDED VALUE OF OUR OWNER BASE HAS INCREASED BY ~3X (11% CAGR) SINCE 2007***

Note: Embedded value considers total expected nominal margin over 10 year period, not discounted; Does not account for license fees, taxes, perpetuity of club dues, assumes current cost of securitization; 1.) % represents 2018 margin for line of business. Source: HGV internal data

HILTON GRAND VACATIONS

© 2019 Hilton Grand Vacations Inc. Proprietary

WE MONETIZE EMBEDDED VALUE IN THE NEAR TERM, THEN EMBED EVEN MORE FUTURE VALUE BY ADDING NEW OWNERS
Embedded value of owner base ($M)
(Rounded to nearest $100M)
700 3,800 3,600
1,100 Finance
1,000
(500)
1,200 Club and
1,100
Resort
Real
1,500 1,500 Estate
2018 Embedded value Embedded value NOG Embedded 2019E Embedded value realized in 2019E value added in 2019E
© 2019 Hilton Grand Vacations Inc. Proprietary

UPGRADES HAVE ACCELERATED – OWNERS ARE UPGRADING FASTER AND MORE OFTEN
% of owners with additional purchase Over 30% of our new
50% owners make an additional purchase in 3 years
40% 30% 20% 10%
0%
5 10 15 20 25
1 Years of ownership
Existing owners are upgrading 5x quicker than the 90s
Year first
2015—2018 2011—2014 2007—2010 2003—2006 1999—2002 1995—1998 purchased
1. For those who purchased 1994 – 1996, it took ~15 years for 30% to upgrade, for those who purchased 2012 – 2017, it took ~3 years for 30% to upgrade; Source: Company financials.
© 2019 Hilton Grand Vacations Inc. Proprietary

OUR NOG STRATEGY HAS DRIVEN INDUSTRY LEADING EBITDA GROWTH
Adjusted EBITDA ($M)
NOG Revenue
ASC 605
CAGR CAGR (‘08-‘18) (‘08-‘18)
500
CAGR
+11% 435 8% 7% 400 390 395 338 360 300
299 5%2 4%2
260 2016 – 2017 flat due to 200 G&A buildout 213
100 1% -1%
0
2011 2012 2013 2014 2015 2016 2017 20181 0% 2%
1. ASC606 Adjusted EBITDA is $503M 2. For growth calculations, 2008 figures reflect only Marriott Vacations Worldwide business compared to 2018 which includes the acquisition of Interval Leisure Group on Sept 1, 2018.
Source: 10Ks, Internal HGV data
© 2019 Hilton Grand Vacations Inc. Proprietary

9

# HILTON IS THE WORLD'S MOST VALUABLE HOTEL BRAND[1] AND WE LEVERAGE KEY MARKETING BENEFITS FROM OUR RELATIONSHIP

## TRUST

The Hilton brand is a significant influencer when considering and purchasing HGV vacation ownership

*"Why did you consider purchasing a timeshare with HGV?"*

1. "I was offered a tour package"
2. "The properties were in places I wanted to visit"
3. **"I trusted the brand"**

*"Why did you purchase a timeshare with HGV?"*

1. "I liked the amenities"
2. **"I trusted the brand"**
3. "It had great destinations"

## ACCESS

We source tours from the fastest organic growth loyalty program in the world

| Hilton HONORS | WYNDHAM REWARDS | Marriott REWARDS |
|---|---|---|
| 20% Annual growth | 7% Annual growth | 14% Annual growth |

## DATA

Hilton has a wide digital reach, expansive footprint, and large and growing honors database

| ~250M | ~5.7K | ~85M |
|---|---|---|
| Unique website visits/yr. One of highest-rated hospitality apps, with one download every 8 seconds | Locations around the world across 113 countries[2] | Hilton Honors members growing to 100M by summer of 2019[2] |

HILTON GRAND VACATIONS

1. Brand Finance Hotels 50 2018 report 2.. Hilton 2018 Fact Sheet

© 2019 Hilton Grand Vacations Inc. Proprietary

DESPITE HALF OUR SALES COMING FROM NEW CUSTOMERS, WE STILL HAVE THE HIGHEST VPG IN THE INDUSTRY
2018 Volume Per Guest
$3,743
48% OF SALES TO NEW CUSTOMERS
$3,666 APPROX.
$4,300
35% OF SALES TO NEW CUSTOMERS
$2,642
48% OF SALES TO NEW
CUSTOMERS Effective VPG if we sold 35% of sales to new $2,392 customers
38% OF SALES TO NEW CUSTOMERS
Source: 2018 10K filings and 8-K Earnings Release
© 2019 Hilton Grand Vacations Inc. Proprietary

OUR OWNER BASE IS GLOBALLY DIVERSE AND GROWING
350
5%
OTHER INT’L
OWNERS
300 (PRIMARILY WESTERN EUROPE AND CANADA)
250 20%
(000s) JAPANESE OWNERS
8% NOG CAGR
Owners 200
150 75%
U.S. OWNERS
8% NOG CAGR
100
2012 2013 2014 2015 2016 2017 2018
© 2019 Hilton Grand Vacations Inc. Proprietary

STRONG US OWNER BASE AND UNIQUE STRENGTH IN JAPAN
75% 20%
U.S. OWNERS JAPAN
56 92%
AVG. OWNER AGE2 HOMEOWNERS2
61K+ ~JP¥13M
OWNERS AVERAGE INCOME4 22% 64% ($117K USD) OF NEW OWNERS COLLEGE
ARE MILLENNIALS2 EDUCATED2
~$150K 749 16 69%
AVERAGE INCOME3 FICO LEISURE DAYS
PER YEAR4 COLLEGE EDUCATED4
20% of US millennials plan to spend more on travel in coming year1 600 in-market team members. Established marketing channels host 130+ events per year4
1. Source: BCG Bernstein Consumer Summit Survey, 2017, N=4,045 2. Merkle data, 2018; 3. 2018 HGV US timeshare survey, current HGV owners, n=204; average income is calculated using midpoint of range options provided in survey.
4. 2016 HGV Japan timeshare survey, current HGV owners, n=63; average income calculated using midpoint of range options provided in survey.
© 2019 Hilton Grand Vacations Inc. Proprietary

AND WE’VE ONLY SCRATCHED THE SURFACE
APPROX.
APPROX. APPROX. ~49M 49M 0.5%
128M 107M $75K+
Household $75K+ penetration in households in from age Household income targeted US America 25-74 income APPROX. market1
225K
HGV owners in the US
Source: 2017 US census data
1. Assumes one HGV owner per household
© 2019 Hilton Grand Vacations Inc. Proprietary

RESILIENCY AND STRENGTH THROUGH MULTIPLE CYCLES
O C E A N T O W E R B Y H I L T O N G R A N D V A C A T I O N S , W A I K O L O A , H A W A I I © 2019 Hilton Grand Vacations Inc. Proprietary

TOURS HAVE GROWN CONSISTENTLY AND CONVERSION RATES HAVE REMAINED IN A TIGHT RANGE EVEN IN RECESSIONARY TIMES
Conversion rate (%) Tours (K)
400 15
300
10
200
5 100
0 0 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018
2001 Great
Tours Conversion rate recession recession
Source: HGV internal data
© 2019 Hilton Grand Vacations Inc. Proprietary

OUR LAST MAJOR INVENTORY INVESTMENT PERIOD WAS 2007-2008 WHEN WE INVESTED $810 MILLION IN FOUR PROJECTS
WE OPENED FOUR PROPERTIES
Annual inventory spend ($M) DURING THE GREAT RECESSION
600
GRAND WAIKIKIAN (opened 2008) Honolulu, Hawaiiï,§ 80% Sold by 2012
400
WEST 57TH ST. (opened 2009)
New York, New York 200ï,§ 80% Sold by 2011
PARC SOLIEL (opened 2009)
Orlando, Florida
0
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018ï,§ 80% Sold by 2012
$810M KINGS LAND (opened 2008)
Transferred from Hilton total Inventory spend Waikoloa, Hawaii during spin
ï,§ 80% Sold by 2010
Tourism Resilient in Major Markets – 2009 Change in Visitation Orlando - 4.7%                Oahu                —2.0% NYC                —2.8% Big Island —6.8%
Source: HGV Internal Data
© 2019 Hilton Grand Vacations Inc. Proprietary

WE’VE MORE THAN DOUBLED OUR SALES AND MARKET SHARE SINCE 2007
5% 13%
Net sales through recession
HGV market share (2007-2017)
Trailing 12-month sales, relative to 2007 HGV has captured more than 20% of the entire growth of the timeshare industry since 2009
250%
HGV
200%
150% -3% HGV declined 3% Market yet to fully recover
Wyndham
100%
Industry
Marriott
50%
0%
2008 2010 2012 2014 2016
-35% Market declined 35%
Source: Company financials. Publicly available 10K filings.
© 2019 Hilton Grand Vacations Inc. Proprietary

TODAY WE ARE EVEN BETTER POSITIONED FOR A POTENTIAL SLOWDOWN THAN WE WERE IN 2008
4.1%
Sold packages Hilton Honors members Owners who have not Default rate1 upgraded
372K 85M 185K 5.7%
4.7% 106K
122K
23M
2008 2018 2008 2018 2008 2018 2008 2018
In addition, 2018 owner base is % of gross sales2 globally diversified financed down 5ppt
1. Default rate as % of beginning portfolio balance;
2. % of Gross sales financed excluding 90 day loans.
© 2019 Hilton Grand Vacations Inc. Proprietary

WHILE THERE ARE SOME SIMILARITIES, THE TIMESHARE BUSINESS MODEL IS FUNDAMENTALLY DIFFERENT FROM TRADITIONAL HOTELS
There are some high level similarities …but many key fundamentals are very different from between timeshare and hotels… the traditional hotel model
• Top timeshare companies are • Very limited exposure to volatility in asset values—focus on selling partnered with leading global out projects vs. long-term asset speculation brands
• Minimal focus on rental income as available inventory primarily
• Deliver an exceptional guest used to support sales with tour guests, then rental experience on and off property
• Low observed price elasticity of demand vs. traditional lodging
• Offer range of product and amenity levels across footprint • Limited-to-no ongoing property-level capex by timeshare developer
– fully funded by owners each year as part of maintenance fees
• Dedicated focus on leisure travelers - insulated from exposure to highly cyclical business travel
© 2019 Hilton Grand Vacations Inc. Proprietary

CAPITAL EFFICIENT INVENTORY
STRATEGY
© 2019 Hilton Grand Vacations Inc. Proprietary

DIVERSIFIED, CAPITAL -EFFICIENT INVENTORY SOURCING STRATEGY
Capital efficient Traditional development deals development deals
Fee for service Development deals
Asset always sits on partner’s balance Asset sits on balance sheet from beginning sheet of project
Just-in-time Inventory reacquisition
Asset sits on partner’s balance sheet until Reacquire inventory from owners when it is ready to be sold they are ready to sell
Curate Maximize Efficiently Grow EBITDA with Inventory growth deploy capital strong returns
Able to select inventory Having broad range of deal structures Using capital efficient deals Allows us to grow in strategic markets with gives us flex to entertain more deals, allows us to support more EBITDA while variety of deal types more developers, and more markets to growth with less deployed maintaining strong maximize NOG growth and contract sales capital at any one time returns
© 2019 Hilton Grand Vacations Inc. Proprietary

OUR THREE DEAL STRUCTURES EACH OFFER ATTRACTIVE RETURNS BUT SCALE AND TIMING OF RETURNS AND CASH FLOWS WILL VARY
Cumulative Adj. EBITDA ($M) Cumulative Cash Flow ($M) Cash generated ($M) & ROIC (%)
$80 $60
$70
$40 $57 M
$60
$50 M
$50 $20 $40 $0 $30
Cash invested in project1 : $26 M
$20 -$20 Developed: ~$60M
JIT: ~$70M
$10 FFS: ~$3M
-$40 $0
-$10 -$60
1 3 5 7 9 11 13 15 17 19 21 23 25 1 3 5 7 9 11 13 15 17 19 21 23 25 Developed JIT FFS
Project life Project life
15%—22% 18% - 30% 30%+ ROIC
Illustrative $200M contract sales project Developed
Just in time Fee for service
1. Represent year of initial investment. Note: Includes fully loaded project costs, all cash flow after tax Source: HGV Internal Data,
© 2019 Hilton Grand Vacations Inc. Proprietary

23

# BY OPTIMIZING MIX OF OWNED AND CAPITAL EFFICIENT DEALS WE CAN MAXIMIZE ADJUSTED EBITDA GROWTH AND STILL DRIVE ROIC

***Note: based on actual committed pipeline and feasibility projects***


Adjusted EBITDA ($M)
600
500
400
300
2016
2017
2018
2019
2020
2021
ROIC (%)
40
35
30
25
20
15
2016
2017
2018
2019
2020
2021
2018 Outlook
2016 Investor Day Scenario

1. Implied performance based on 2016 Investor Day presentation. HGV Internal Data
2. Forecasted implied performance based on 2018 Outlook presented is not intended to predict future events, but to present a multi-year target for key metrics based on estimated growth rate ranges. The Company is unable to provide a reconciliation of 2020 – 2021 non-GAAP measures to the closest GAAP equivalent without unreasonable effort because the Company is unable to predict with reasonable certainty the totality or ultimate outcome or occurrence of these adjustments or other potential adjustments [such as income tax expense (benefit), interest expense, asset dispositions; foreign currency transactions; debt restructurings/retirements; non-cash impairment losses; reorganization costs, including severance and relocation costs; share-based and certain other compensation expenses; and other items] that may arise in the future during the outlook period, which can be dependent on future events that may not be reliably predicted. Actual results may differ materially.

© 2019 Hilton Grand Vacations Inc. Proprietary

HILTON GRAND VACATIONS

24

# OUR INVENTORY SPENDING COMMITMENTS ARE IN PROVEN SEQUEL MARKETS OR STRATEGICALLY IMPORTANT NEW MARKETS

## Inventory spending ($ millions) guidance[1]


497
315-365
50
315
375-425
50
375
375-425
50
375
2018
2019
2020
2021

## Capital committed to strategic projects opening within 4 years

| Project | Sales Start | Opening |
|---|---|---|
| Japan (Odawara - Bay Forest) | In Sales | 2018 |
| Hawaii (Ocean Tower) | In Sales | 2018 |
| New York (Quin) | 2019 H2 | 2018 |
| New York (Just-in-time project) | 2019 H1 | 2019 |
| Barbados (The Crane) | In Sales | 2019 |
| Chicago (Magnificent Mile) | 2019 H2 | 2019 |
| Los Cabos | 2019 H2 | 2019 |
| Myrtle Beach (Ocean Enclave) | In Sales | 2019 |
| Hilton Head (Ocean Oak) | In Sales | 2019 |
| Charleston (Liberty Place) | 2019 H1 | 2020 |
| Japan (Sesoko) | 2021 H2 | 2021 |
| Hawaii (Maui) | 2020 H1 | 2021 |
| Hawaii (Waikiki) | 2020 H2 | 2022 |

1. Excludes expense related to granting credit to customers for their existing ownership when upgrading into fee-for-service projects of $34 million recorded in Costs of VOI sales for the year ended December 31, 2018 and a similar level for years 2019 through 2021.

Source: Company financials

© 2019 Hilton Grand Vacations Inc. Proprietary

HILTON GRAND VACATIONS

DYNAMIC CAPITAL ALLOCATION STRATEGY SUPPORTED BY STRONG FINANCIAL PERFORMANCE
H I L T O N H A W A I I A N V I L L A G E , O A H U , H A W A I I © 2019 Hilton Grand Vacations Inc. Proprietary

WE WILL TAKE A DYNAMIC APPROACH TO ALLOCATING CAPITAL AND MAXIMIZING RETURNS
INVEST IN INVENTORY /
PRODUCT FOR PROFITABLE GROWTH
Average of $375—$425M in investments per year over the next 3 years
SHARE REPURCHASES
STRATEGIC M&A AND DIVIDENDS
Authorization to repurchase Maintain flexibility should $200M of outstanding shares compelling opportunity arise
Balance sheet
ï,§ Preserve liquidity and ï,§ Increase flexibility to be ï,§ Maintain current credit maintain conservative opportunistic and growth- rating and target 1.5x –capital structure focused through cycles 2.0x leverage1
1. Excludes non-recourse debt
© 2019 Hilton Grand Vacations Inc. Proprietary

STRONG FUNDAMENTAL BUSINESS DRIVERS
Tours (‘000)
Members (‘000)
+8% +8%
331 358 288 309 288 306 250 269 262 230
2014 2015 2016 2017 2018 2014 2015 2016 2017 2018
Contract Sales ($M) Default Rate
+12% 71% 12% 4 .
67% 4 . 1,410 22% 3 .
1,275 3 . 84% 905 1,068 1,172 2 .
2014 2015 2016 2017 2018 2014 2015 2016 2017 2018
Note: CAGR shown for multi-year periods; y-o-y % growth shown for YTD comparisons.
© 2019 Hilton Grand Vacations Inc. Proprietary

TRANSLATE INTO HEALTHY REVENUE AND MARGIN GROWTH
Total Revenue ($M) Real Estate Margin ($M) Financing Margin ($M)
+10% +8% +6%
1,904 307 329 95 102 104 109 1,475 1,583 1,711 244 271 286 88 1,317
2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018
Resort & Club Margin ($M) Rental & Ancillary Margin ($M)
Adjusted EBITDA ($M)
+11%
+7% +16%
435 115 125 85 390 395 93 107 338 360 83 60 57
47 51
2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018
All figures ASC 605 Note: CAGR shown for multi-year periods; y-o-y % growth shown for YTD comparisons.
© 2019 Hilton Grand Vacations Inc. Proprietary

NEARLY 70% OF OUR ADJUSTED EBITDA 1,2 COMES FROM RECURRING SOURCES OR HIGHLY PREDICTABLE OWNER UPGRADES
Segment adjusted EBITDA
Segment adjusted EBITDA ($M)
10% -15% Real estate EBITDA from 1,000 new owners
15%—20% Rental & ancillary EBITDA Real estate and transaction 32%—37% EBITDA from existing owners1
500
35%—40% EBITDA from recurring revenue streams2
2019 20203 20213 20223 20233
1.) Highly predictable EBITDA from upgrades and transaction fees; 2.) Contractually recurring revenue streams of financing and resort management & operations; 3.) Information presented is not intended to predict future events, but to provide an illustrative example of the consistency of certain contributions to our Adjusted EBITDA over multiple periods The Company is unable to provide a reconciliation of 2020 – 2023 non-GAAP measures to the closest GAAP equivalent without unreasonable effort because the Company is unable to predict with reasonable certainty the totality or ultimate outcome or occurrence of these adjustments or other potential adjustments such as income tax expense (benefit), interest expense, asset dispositions; foreign currency transactions; debt restructurings/retirements; non-cash impairment losses; reorganization costs, including severance and relocation costs; share-based and certain other compensation expenses; and other items that may arise in the future during the outlook period, which can be dependent on future events that may not be reliably predicted. Actual results may differ materially.
Note: %‘s based on 2023 EBITDA margin projections, recurring revenue includes financing, club & resort mgmt., and rental and ancillary, not adjusted for G&A and licensing fee.
Source: HGV Internal Data
© 2019 Hilton Grand Vacations Inc. Proprietary

2019 GUIDANCE
Guidance Metrics 2019
Net income $260M—$275M Earnings per share—diluted $2.74—$2.89 Adjusted EBITDA $450M—$470M Net cash flow provided by operating activities $75M—$115M Adjusted free cash flow $60M—$120M Contract sales growth 9%—11% FFS as % of contract sales 48%—54% Construction deferral impact (full year) None expected
Source: HGV Internal Data
All figures ASC 606 © 2019 Hilton Grand Vacations Inc. Proprietary

APPENDIX
H I L T O N H A W A I I A N V I L L A G E , O A H U , H A W A I I © 2019 Hilton Grand Vacations Inc. Proprietary

OUTLOOK ADJUSTED EBITDA AND FCF RECONCILIATION
2019E
Low Case High Case
($ millions)
Net income $260 $275 Income tax expense 97 103 Interest expense 30 27 Depreciation and amortization 42 39 Interest expense and depreciation and amortization from unconsolidated affiliates 1 2
EBITDA $430 $446
Share based comp 18 20 Other items1 2 4
Adjusted EBITDA $450 $470
ADJUSTED FREE CASH FLOW
Cash flow provided by operating activities 75 115 Non-inventory capex (60) (50)
Free cash flow $15 $65
Net proceeds from securitization activity 45 55
Adjusted free cash flow $60 $120
1.) Represents adjustments for one-time public company costs.
© 2019 Hilton Grand Vacations Inc. Proprietary

HISTORICAL ADJUSTED EBITDA AND FCF RECONCILIATION
For the year ending 12/31
(in millions) 20111 20121 20131 20141 20151 20161 20171 20181 Total revenues $1,007 $1,172 $1,224 $1,317 $1,475 $1,583 $1,711 $1,904 Net income 73 118 128 167 174 168 327 247 Interest expense 53 45 48 36 29 29 27 30 Income tax expense (benefit) 53 82 90 113 118 125 (16) 88 Depreciation and amortization 31 11 16 18 22 24 29 38 Interest expense, D&A included in equity in earnings from unconsolidated affiliate — — — 3 4 EBITDA2 $210 $256 $282 $334 $343 $346 $370 $407 Gain on debt extinguishment — (22) — —Other (gain)/loss (1) 3 5 (3)—1—1 Share-based compensation expense—1 22 4 13 8 15 16 Other adjustment items 4—12 3 4 35 10 11 Adjusted EBITDA2 $213 $260 $299 $338 $360 $390 $395 $435 Cash flow provided by (used in) operations3 ——214 165 190 356 (159) Non-inventory capital expenditures ——(17) (18) (34) (47) (63) Free cash flow ——$197 $147 $156 $309 (222)
NET CONSTRUCTION DEFERRAL ACTIVITY
Sales of VOI, net $(5) $(5) $(5) $133 Cost of VOI sales (1) (1) (2) 36 Sales, marketing, general and administrative expense (1) 1—18 Net construction recognitions (deferrals) included in net income/ EBITDA/Adjusted EBITDA $(3) $(5) $(3) $79
1. All figures ASC 605
2. During the first quarter of 2017, we revised our definition of EBITDA to exclude the adjustment of interest expense relating to our non-recourse debt as a reconciling item to arrive at net income (loss) in order to conform to the presentation of the timeshare industry following the consummation of the spin-off form Hilton
3. For the years ended December 31, 2014, 2015, 2016, amounts include share-based compensation expense which, prior to the spin-off, were included as a component of financing activities on the condensed consolidated statements of cash flows Disclaimer: Past performance does not necessarily predict future results
© 2019 Hilton Grand Vacations Inc. Proprietary